EXHIBIT 10.39

AMENDMENT NO. 1 TO MASTER CREDIT FACILITY AGREEMENT

This AMENDMENT NO. 1 TO MASTER CREDIT FACILITY AGREEMENT dated as of November 17, 2005 (this “Amendment”), amends that certain Master Credit Facility Agreement dated as of March 2, 2004, entered into and delivered by Mid-America Apartments, L.P., a Tennessee limited partnership, Mid-America Apartment Communities, Inc., a Tennessee corporation and Mid-America Apartments of Texas, L.P., a Texas limited partnership (individually and collectively the “Borrower”). Capitalized terms used in this Amendment and not otherwise defined shall have the same meanings given to such terms in the Master Credit Agreement (as defined herein below).

RECITALS

A.         The Borrower and Prudential Multifamily Mortgage, Inc., a Delaware corporation (“Lender”) executed that certain Master Credit Facility Agreement dated as of March 2, 2004 (as amended, supplemented or modified from time to time, the “Master Credit Agreement”).

B.         Immediately after the execution of the Master Credit Agreement by the Borrower and the Lender, the Lender assigned its rights under the Master Credit Agreement to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement dated as of March 2, 2004.

C.         Pursuant to the Master Credit Agreement, Lender made an initial Loan to Borrower in the amount of $11,720,000, which Initial Loan was assigned to Fannie Mae.

D.         Borrower has requested that Lender commit to make one or more additional Loans under the Master Credit Agreement and permit the addition of additional Mortgaged Properties to the Collateral Pool established under the Master Credit Agreement, including without limitation a loan in the amount of $2,525,000 with respect to an Additional Mortgaged Property known as Runaway Bay Apartments in Charleston County, South Carolina.

E.         Fannie Mae and the Borrower desire to amend the Master Credit Agreement to establish a $14,245,000 DMBS Loan Facility in favor of Borrower (subject to increase as provided herein), to provide for additions to the Collateral Pool and to change certain provisions of the Master Credit Agreement.

F.         Fannie Mae and the Borrower intend these Recitals to be a material part of this Amendment.

AGREEMENTS

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of

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which each party agrees constitutes sufficient consideration received at and before the execution hereof, the parties agree as follows:

1.          Section 1.01 of the Master Credit Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 1.01. DMBS Loan Commitment and Loans. (a) Subject to the terms, conditions and limitations of this Agreement, Lender agrees to make an initial Loan (“Initial Loan”) to the Borrower in an amount not exceeding $11,720,000 on the Initial Closing Date and one or more additional Loans from time to time during the Loan Availability Period. The aggregate unpaid principal balance of the Loans Outstanding at any time shall not exceed the DMBS Loan Commitment. Subject to the terms, conditions and limitations of this Agreement, the Borrower may re-borrow any amounts under the DMBS Loan Facility which it has previously borrowed and repaid under the DMBS Loan Facility.

(b) The Borrower shall request a Loan by giving the Lender a Future Loan Request in accordance with Section 1.01(c). The Initial Loan and any such additional Loan (a “Future Loan”) shall be evidenced by the Note.

(c) In order to obtain a Future Loan, the Borrower may from time to time deliver a written request for a Future Loan (“Future Loan Request”) to the Lender, in the form attached as Exhibit J to this Agreement. Each Future Loan Request shall be accompanied by (a) a designation of the amount of the Future Loan requested, and (b) a designation of the maturity date of the Loan. If all conditions contained in Section 4.08 are satisfied, the Lender shall make the requested Future Loan, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring on a date selected by the Borrower, which date shall be not more than three (3) Business Days, after the Borrower’s receipt of the Rate Confirmation Form (or on such other date to which the Borrower and the Lender may agree). The Lender reserves the right to require that the Borrower post a deposit at the time the DMBS Commitment is obtained as an additional condition to the Lender’s obligation to make the Future Loan. The deposit referred to in the preceding sentence shall be refundable to the Borrower upon the delivery of the related DMBS.

2.          Section 1.03 of the Master Credit Agreement is hereby amended by adding the following sentence at the end thereof:

Unless waived by the Lender, any DMBS issued to fund a Future Loan must have a maturity date which coincides with the regularly scheduled rollover date for any outstanding DMBS, so that all outstanding DMBS shall be renewed by the issuance of a new DMBS on regularly scheduled issuance dates.

3.          Section 1.04 of the Master Credit Agreement is hereby amended by deleting the last sentence thereof and substituting therefor the following:

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Each installment of the Loan Fee shall be in an amount equal to the product of (1) the Loan Fee, (2) the principal amount of the Loan during such Discount Period, and (3) 1/12

4.          Article III of the Master Credit Agreement is hereby amended by adding thereto new Sections 3.03 and 3.04 to read in their entirety as follows:

SECTION 3.03. Right to Add Collateral. (a) Borrower shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pool (each an “Additional Mortgaged Property”) simultaneously with the addition of such Multifamily Residential Properties to the “Collateral Pool” established under the Master Reimbursement Agreement.

(b) Request. The Borrower may deliver a written request (“Collateral Addition Request”) to the Lender, in the form attached as Exhibit K to this Agreement, to add one or more Additional Mortgaged Properties to the Collateral Pool, provided that no Mortgaged Property may be added to the Collateral Pool unless it is simultaneously added to the “Collateral Pool” established under the Master Reimbursement Agreement, and a Collateral Addition Request with respect to any Mortgaged Property shall not be effective unless it is delivered simultaneously and in conjunction with a “Collateral Addition Request” with respect to such Mortgaged Property under the Master Reimbursement Agreement. Each Collateral Addition Request shall be accompanied by the following:

(i) The information relating to the proposed Additional Mortgaged Property required by the form attached as Exhibit G to the Master Reimbursement Agreement (“Collateral Addition Description Package”), as amended from time to time to include information required under the DUS Guide; and

(ii) The payment of all Additional Collateral Due Diligence Fees pursuant to Section 7.03(b).

(b)       Additional Information. The Borrower shall promptly deliver to the Lender any additional information concerning the proposed Additional Mortgaged Property that the Lender may from time to time reasonably request.

(c)        Underwriting. The Lender shall evaluate the proposed Additional Mortgaged Property, and shall make underwriting determinations as to the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio applicable to the Collateral Pool, on the basis of the lesser of (i) if purchased by the Borrower within 12 months of the related Collateral Addition Request, the acquisition price of the proposed Additional Mortgaged Property or (ii) a Valuation made with respect to the proposed Additional Mortgaged Property, and otherwise in accordance with Fannie Mae’s DUS Underwriting Requirements, including applicable underwriting floors, if any. Within 30 days after receipt of (i) the Collateral Addition Request for the

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proposed Additional Mortgaged Property and (ii) all reports, certificates and documents set forth on Exhibit I to the Master Reimbursement Agreement, including a zoning analysis undertaken in accordance with Section 206 of the DUS Guide, the Lender shall notify the Borrower whether or not it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool and, if it shall so consent, shall set forth the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio which it estimates shall result from the addition of the proposed Additional Mortgaged Property to the Collateral Pool. If the Lender declines to consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Lender shall include, in its notice, a brief statement of the reasons for doing so. Within five Business Days after receipt of the Lender’s notice that it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower shall notify the Lender whether or not it elects to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool. If the Borrower fails to respond within the period of five Business Days, it shall be conclusively deemed to have elected not to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool.

(d)       Closing. If, pursuant to subsection (c), the Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower timely elects to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool and all conditions contained in Article V of the Master Reimbursement Agreement and Section 4.06 are satisfied, the Lender shall permit the proposed Additional Mortgaged Property to be added to the Collateral Pool, simultaneously with the addition of such Multifamily Residential Properties to the “Collateral Pool” established under the Master Reimbursement Agreement, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 Business Days after the Lender’s receipt of the Borrower’s election (or on such other date to which the Borrower and the Lender may agree).

SECTION 3.04. Right to Increase Commitment. Subject to the terms, conditions and limitations of this Section, the Borrower shall have the right, at any time or from time to time during the Loan Availability Period, to increase the DMBS Loan Commitment. The DMBS Loan Commitment may be increased by (i) the addition of Collateral to the Collateral Pool and/or (ii) the amount of any DMBS Loan Facility Expansion Request approved by Lender. The Borrower’s right to increase the DMBS Loan Commitment is subject to the following limitations:

(a)        Maximum Amount of Increase in Commitment. Borrower hereby agrees that the total DMBS Loan Commitment, when added to the “Commitment” of Fannie Mae under the Master Reimbursement Agreement, shall not exceed $100,000,000.

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(b)       Minimum Request. Each Request for an increase in the Commitment shall be in the minimum amount of $1,000,000.

(c)        Terms and Conditions. The terms and conditions of this Agreement shall apply to any increase in the DMBS Loan Commitment closed not later than November 17, 2006. The terms and conditions (including pricing,) applicable to any increase in the DMBS Loan Commitment after November 17, 2006 shall be acceptable to Lender in its discretion.

(d)       Request. In order to obtain an increase in the DMBS Loan Commitment, the Borrower shall deliver a written request for an increase (a “DMBS Loan Facility Expansion Request”) to the Lender, in the form attached as Exhibit L to this Agreement. Each DMBS Loan Facility Expansion Request shall be accompanied by the following:

(i)	A designation of the amount of the proposed increase;

(ii)         If any Multifamily Residential Properties are proposed to be added to the Collateral Pool, a list of such Multifamily Residential Properties and evidence of compliance with the requirements of Section 4.06 in connection with such addition; and

(iii)        If such request occurs after November 17, 2006, a request that the Lender inform the Borrower of the Loan Fee to apply to Loans drawn from such increase in the Commitment.

(f)          Closing. If all conditions contained in Section 4.08 are satisfied, the Lender shall permit the requested increase in the Commitment, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within fifteen (15) Business Days after the Lender’s receipt of the DMBS Loan Facility Expansion Request (or on such other date to which the Borrower and the Lender may agree).

5.          Article IV of the Master Credit Agreement is hereby amended by adding thereto new Sections 4.06, 4.07 and 4.08 to read in their entirety as follows:

SECTION 4.06. Conditions Precedent to Addition of an Additional Mortgaged Property to the Collateral Pool. The addition of an Additional Mortgaged Property to the Collateral Pool on the applicable Closing Date is subject to the satisfaction of the conditions of Section 4.01 and each of the following conditions precedent:

(a) Satisfaction of the conditions precedent to the addition of the Additional Mortgaged Property contained in Article V of the Master Reimbursement Agreement;

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(b)        Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Addition Loan Documents required by Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to Lender and in form proper for recordation, as may be necessary in the opinion of Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Addition Loan Document creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

(c)         Receipt by Lender of the Collateral Addition Fee and all legal fees and expenses payable by Borrower in connection with the Addition Request pursuant to Section 7.03;

(d)        If required by Lender, amendments to the Note and the Security Instruments, reflecting the addition of the Additional Mortgaged Property to the Collateral Pool and, as to any Security Instrument so amended, the receipt by Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than Permitted Liens;

(e)         If the Title Insurance Policy for the Additional Mortgaged Property contains a Tie-In Endorsement, an endorsement to each other Title Insurance Policy containing a Tie-In Endorsement, adding a reference to the Additional Mortgaged Property; and

(f)         Delivery of the documents set forth in Section 4.03 of this Agreement with respect to the Additional Mortgaged Property and any additional Loan being made in connection with the addition of the Additional Mortgaged Property.

SECTION 4.07. Conditions Precedent to Future Loans. The obligation of the Lender to make a requested Future Loan is subject to the satisfaction of conditions of Section 4.01 and the following conditions precedent:

(a)	Receipt by Lender of the fully executed Future Loan Request;
(b)	Receipt by Borrower of the Rate Confirmation Form;

(c)         After giving effect to the requested Future Loan, the Coverage and LTV Tests will be satisfied;

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(d)         Receipt by Lender of a new Note, or an amended and restated Note, duly executed by the Borrower, reflecting the amount of the Future Loan;

(e)         For any Title Insurance Policy not containing a Revolving Credit Endorsement, the receipt by the Lender of an endorsement to the Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date, Permitted Liens, and other exceptions approved by the Lender;

(f)          Receipt by Lender at least five (5) days prior to the Closing Date, of the confirmation of a Hedge commitment;

(g)         Receipt by Lender of Hedge Documents, effective as of the Closing Date;

(h)         The receipt by Lender of the first installment of the Loan Fee and the entire Discount payable by Borrower pursuant to Sections 1.04(b) and (c);

(i)          Receipt by Lender of all legal fees and expenses payable by Borrower in connection with the Future Loan Request pursuant to Section 7.03.

SECTION 4.08. Conditions Precedent to Increase in Commitment. The right of the Borrower to increase the DMBS Loan Commitment is subject to the satisfaction of conditions of Section 4.01 and the following conditions precedent on or before the Closing Date of the funding of any DMBS Loan made pursuant to such increase in the DMBS Loan Commitment:

(a)         After giving effect to the requested increase the Coverage and LTV Tests will be satisfied;

(b)         Payment by the Borrower of the Expansion Origination Fee in accordance with Section 7.01(b) and all legal fees and expenses payable by the Borrower in connection with the expansion of the DMBS Loan Commitment pursuant to Section 7.03(b);

(c)         The receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, increasing the limits of liability to the DMBS Loan Commitment, as increased under this Section, showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date (or, if applicable, the last Closing Date with respect to which the Title Insurance Policy was endorsed), the Permitted Liens, and other exceptions approved by the Lender, together with any reinsurance agreements required by the Lender; and

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(d)         The receipt by the Lender of fully executed original copies of all Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to the Lender in all respects;

6.          Section 7.01 (“Origination Fees”) is hereby amended by deleting such Section in its entirety and replacing such Section with the following:

SECTION 7.01. Origination and Standby Fees. . (a) Borrower has paid to Lender an origination fee (“Origination Fee”) equal to $87,900.00 (which is equal to the product obtained by multiplying (i) the Initial Loan ($11,720,000), by (ii) .75%).

(b)         Expansion Origination Fee. Upon the closing of a DMBS Loan Facility Expansion Request under Section 3.04, the Borrower shall pay to the Lender an origination fee (“Expansion Origination Fee”) equal to the product obtained by multiplying (i) the increase in the DMBS Loan Commitment made on the Closing Date for the DMBS Loan Facility Expansion Request, by (ii) .75%. An Expansion Origination Fee shall be reduced by the amount of any Collateral Addition Fee paid by the Borrower in respect of any Additional Mortgaged Properties added to the Collateral Pool in conjunction with such expansion. The Borrower shall pay the Expansion Origination Fee on or before the Closing Date for the DMBS Loan Facility Expansion Request.

(c)         Standby Fee. Borrower shall pay the Standby Fee to Lender for the period from the date of this Agreement to the end of the Term of this Agreement. The Standby Fee shall be payable monthly in arrears, on the first Business Day following the end of the month, except that the Standby Fee for the last month during the Term of this Agreement shall be paid on the last day of the Term of this Agreement. During the period commencing on November 17, 2005 and ending May 17, 2006, Lender waives any Standby Fee payable in connection with the proposed $2,525,000 Future Loan to be made and allocated to the Mortgaged Property known as Runaway Bay Apartments in Charleston County, South Carolina.

7.          Section 7.02 (“Due Diligence Fees”) is hereby amended by deleting such Section in its entirety and replacing such Section with the following:

SECTION 7.02. Due Diligence Fees. (a) Borrower has paid to Lender due diligence fees with respect to the Mortgaged Properties added to the Collateral Pool on the Initial Closing Date in an amount not to exceed $16,000 per property.

(b)         Borrower shall pay to Lender additional due diligence fees (“Additional Collateral Due Diligence Fees”) with respect to Additional Mortgaged Properties (including, without limitation, the Mortgaged Property known as Runaway Bay Apartments), in an amount not to exceed $16,000 per property.

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8.          Section 14.08 (“Notices”)is hereby amended by deleting the notice address of the Lender in its entirety and replacing it with the following:

“As to the Lender:

Prudential Multifamily Mortgage, Inc.

c/o Prudential Asset Resources

2200 Ross Avenue

Suite 4900 E

Dallas, Texas 75201

Attention:	Fannie Mae Asset Management Department
Telecopy No.:	(214) 777-4556

with a copy to:

Prudential Multifamily Mortgage, Inc.

8401 Greensboro Drive

Suite 200

McLean, Virginia 22102

Attention:	Michele Levoir-Sloan
Telecopy No.:	(703) 610-1401”

9.          Appendix I is hereby amended by deleting the definitions of “Mortgaged Properties” and “Request” in their entirety and replacing such definitions with the following:

“Mortgaged Properties” means, collectively, the Multifamily Residential Properties described on Exhibit A to the Agreement and which represent the Multifamily Residential Properties which are made part of the Collateral Pool on the Initial Closing Date and any Additional Mortgaged Properties subsequently added to the Collateral Pool, but excluding each Release Property from and after the date of its release from the Collateral Pool.

“Request” means a Loan Request, a Future Loan Request, an Addition Request, an Expansion Request, a Release Request or a Termination Request.

10.        The following definitions are added to Appendix I and placed alphabetically within such Appendix I:

“Addition Loan Documents” means the Security Instruments covering an Additional Mortgaged Property and any other documents, instruments or certificates required by Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Section 3.03.

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“Additional Collateral Due Diligence Fees” has the meaning given that term in Section 7.02 hereof.

“Additional Mortgaged Properties” means each Multifamily Residential Property owned by any Borrower (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the Initial Closing Date pursuant to Section 3.03.

“Collateral Addition Fee” means, with respect to each Additional Mortgaged Property added to the Collateral Pool in accordance with Article III, 75 basis points multiplied by the principal amount of the Loans allocated to such Additional Mortgaged Property as determined by the Lender.

“Collateral Addition Request” ” means a written request, substantially in the form of Exhibit K to the Agreement, to add Additional Mortgaged Properties to the Collateral Pool pursuant to Section 3.03.

“Coverage and LTV Tests” has the meaning given to such term in the Master Reimbursement Agreement.

“DMBS Loan Commitment” means $14,245,000, plus such amount as the Borrower may elect to add to the DMBS Loan Commitment in accordance with Section 3.04.

“DMBS Loan Facility” means the agreement of the Lender to make Loans pursuant to Section 1.01.

DMBS Loan Facility Expansion Request has the meaning given to such term in Section 3.04(d).

“Expansion Loan Documents” means amendments to the Note increasing the amount of such Note to the amount of the DMBS Loan Commitment, as expanded in accordance with Section 3.04 and amendments to the Security Instruments, increasing the amount secured by such Security Instruments to the amount of the DMBS Loan Commitment.

“Future Loan Request” has the meaning given to such term in Section 1.01(c).

“Loan Availability Period” means the period beginning on the Initial Closing Date and ending on the date five (5) years after the Initial Closing Date.

“Release Property” means the Mortgaged Property to be released pursuant to Section 3.01.

“Standby Fee” means, for any month, an amount equal to the product obtained by multiplying: (i) 1/12 by (ii) 15 basis points by (iii) the Unused Capacity for such month.

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“Unused Capacity” means, for any month, the sum of the daily average during such month of the undrawn amount of the DMBS Loan Commitment available under Section 1.01 of the Agreement for the making of Loans, without regard to any unclosed Requests or to the fact that a Request must satisfy conditions precedent.

11.        The “SCHEDULE OF MORTGAGED PROPERTIES AND INITIAL VALUATIONS” attached as Exhibit A to the Master Credit Agreement is hereby amended and restated in its entirety as set forth in Annex I attached hereto.

12.        A new Exhibit J (“Future Loan Request”) is hereby added to the Agreement in the form of Annex II attached hereto.

13.        A new Exhibit K (“Collateral Addition Request”) is hereby added to the Agreement in the form of Annex II attached hereto.

14.        A new Exhibit L (“Expansion Request”) is hereby added to the Agreement in the form of Annex III attached hereto.

15.        This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

16.        This Amendment shall be construed, interpreted and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed pursuant to, the provisions of Section 14.06 of the Master Credit Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”), which provisions are hereby incorporated into this Amendment No. 1 by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

17.        Except as specifically modified by this Amendment, all of the terms and provisions of the Master Credit Agreement shall remain in full force and effect.

18.	The Borrower represents and warrants to Fannie Mae as follows:

(a)        All representations and warranties set forth in the Master Credit Agreement are true and correct as of November 17, 2005.

(c)        No Event of Default or Potential Event of Default as described in the Master Credit Agreement has occurred as of November 17, 2005.

[The Remainder of this Page Has Been Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties hereto have duly signed, sealed, and delivered this Amendment on the day and year first above written.

BORROWER:

MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

By: Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

By: __________________________

Al Campbell

Senior Vice President and Treasurer

MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By: __________________________

Al Campbell

Senior Vice President and Treasurer

MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership

By: MAC of Delaware, Inc., a Delaware corporation, its sole General Partner

By: __________________________

John A. Good

Assistant Secretary

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FANNIE MAE

By:	______________________________________________________
Name:__________________________________
Title:___________________________________

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LENDER

PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware Corporation

By:____________________________________

Name: Sharon D. Singleton
Title: Vice President-Closing Officer

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ANNEX I

EXHIBIT A TO MASTER CREDIT AGREEMENT

SCHEDULE OF MORTGAGED PROPERTIES,

INITIAL VALUATIONS AND INITIAL LOAN ALLOCATIONS

Property Name	Property Address	Initial Valuation	Initial DMBS Loan Allocation
The Park at Hermitage	Davidson County, Tennessee	$19,900,000	$6,755,000
Stassney Woods	Austin, Texas	$11,345,000	$2,620,000
Travis Station Apartments	Austin, Texas	$9,673,000	$2,345,000
Runaway Bay Apartments	Mount Pleasant, Charleston County, South Carolina	$16,400,000	$2,525,000

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ANNEX II

EXHIBIT J TO MASTER CREDIT FACILITY AGREEMENT

FUTURE LOAN REQUEST

THE MASTER AGREEMENT REQUIRES YOU TO MAKE THE REQUESTED FUTURE LOAN, IF ALL CONDITIONS CONTAINED IN SECTION 4.07 OF THE MASTER AGREEMENT ARE SATISFED, AT A CLOSING TO BE HELD ON A CLOSING DATE SELECTED BY BORROWER AND APPROVED BY YOU, WHICH DATE SHALL BE NOT MORE THAN THREE (3) BUSINESS DAYS AFTER OUR RECEIPT OF THE CONFIRMED RATE FORM (OR ON SUCH OTHER DATE AS WE MAY AGREE). LENDER RESERVES THE RIGHT TO REQUIRE THAT WE POST A DEPOSIT AT THE TIME THE MBS COMMITMENT IS OBTAINED AS AN ADDITIONAL CONDITION TO YOUR OBLIGATION TO MAKE THE FUTURE LOAN.

____________________, ______

VIA: _______________________

PRUDENTIAL MULTIFAMILY MORTGAGE, INC.

8401 Greensboro Drive

Suite 200

McLean, Virginia 22101

Re:

LOAN REQUEST issued pursuant to Master Credit Facility Agreement, dated as of March 2, 2004, as amended by Amendment No. 1 to Master Credit Facility Agreement dated as of November 17, 2005, by and between Mid-America Apartments, L.P., a Tennessee limited partnership, Mid-America Apartment Communities, Inc., a Tennessee corporation and Mid-America Apartments of Texas, L.P., a Texas limited partnership (collectively, “Borrower”), and Lender (as amended from time to time, the “Master Agreement”)

Ladies and Gentlemen:

This constitutes Loan Request pursuant to the terms of the above-referenced Master Agreement.

Section 1.        Request. The undersigned Borrower Agent, on behalf of Borrower, hereby requests that Lender make a Loan in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

(a)	Amount. The amount of the Future Loan shall be $__________.
(b)	Maturity Date. The Maturity Date of the Loan is as follows: ____________.
(c)

Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Article IV of the Master Agreement, including (i) a confirmed Rate Form, (ii) a Compliance Certificate,

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and (iii) an Organizational Certificate, will be delivered on or before the Closing Date.

(d)	Wiring Information. Please wire the Loan on or before the Closing Date into our account in accordance with the following wiring information:

___________________________________________

___________________________________________

___________________________________________

Section 2         Available Commitment Amount. The information contained in the following table is true, correct and complete, to the undersigned’s knowledge. The undersigned acknowledges and agrees that the final determination of the information shall be made by Lender, in accordance with the terms of the Master Agreement.

Currently Available DMBS Loan Commitment
Proposed Amount Drawn on DMBS Loan Commitment
Remaining DMBS Loan Commitment after Proposed Draw

Section 3.        Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

MID-AMERICA APARTMENTS, L.P.

a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

By: _______________________________

Al Campbell

Senior Vice President and Treasurer

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ANNEX III

EXHIBIT K TO MASTER CREDIT AGREEMENT

ADDITION REQUEST

____________________, ______

VIA: _______________________

PRUDENTIAL MULTIFAMILY MORTGAGE, INC.

8401 Greensboro Drive

Suite 200

McLean, Virginia 22101

Attention:_______________

[Note: Subject to change in the event Lender or its address changes]

Re:

REQUEST issued pursuant to Master Credit Facility Agreement, dated as of March 2, 2004, as amended by Amendment No. 1 to Master Credit Facility Agreement dated as of November 17, 2005, by and between Mid-America Apartments, L.P., a Tennessee limited partnership, Mid-America Apartment Communities, Inc., a Tennessee corporation and Mid-America Apartments of Texas, L.P., a Texas limited partnership (collectively, “Borrower”) and Lender (as amended from time to time, the “Master Agreement”)

Ladies and Gentlemen:

This constitutes an Addition Request pursuant to the terms of the above-referenced Master Agreement.

Section 1.        Addition Request. Borrower hereby requests that the Multifamily Residential Property described in this Request be added to the Collateral Pool in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

(a)        Property Description Package. Attached to this Request is the Property Description Package and attached thereto are all information and documents relating to the proposed Additional Mortgaged Property required by the Property Description Package;

(b)        Due Diligence Fees. Enclosed with this Request is a check in payment of all Additional Collateral Due Diligence Fees required to be submitted with this Request pursuant to Section 7.02 of the Master Agreement; and

(c)        Accompanying Documents. All reports, certificates and documents required to be delivered pursuant to the conditions contained in Section 4.06 of the Master Agreement will be delivered on or before the Closing Date.

Section 2.        Addition Fee. If Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, and Borrower elects to add the Additional Mortgaged Property to the Collateral Pool, Borrower shall pay the Collateral Addition Fee to Lender as one of the conditions to the closing of the Additional Mortgaged Property.

Section. 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

MID-AMERICA APARTMENTS, L.P.

a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

By: _______________________________

Al Campbell

Senior Vice President and Treasurer

Amendment No. 1 to Master

Credit Facility Agreement

Mid-America

ANNEX IV

EXHIBIT L TO MASTER CREDIT AGREEMENT

EXPANSION REQUEST

THE MASTER AGREEMENT REQUIRES YOU TO PERMIT THE REQUESTED INCREASE IN THE COMMITMENT, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY BORROWER AND APPROVED BY YOU, AND OCCURRING WITHIN FIFTEEN (15) BUSINESS DAYS AFTER YOUR RECEIPT OF THE EXPANSION REQUEST (OR ON SUCH OTHER DATE AS WE AGREE), AS LONG AS ALL CONDITIONS CONTAINED IN SECTION 4.08 OF THE MASTER AGREEMENT ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER’S OBLIGATIONS WITH RESPECT TO THIS REQUEST.

____________________, ______

VIA: _______________________

PRUDENTIAL MULTIFAMILY MORTGAGE, INC.

8401 Greensboro Drive

Suite 200

McLean, Virginia 22101

Attention:_______________

[Note: Subject to change in the event Lender or its address changes] [________________, _____]

Re:

REQUEST issued pursuant to Master Credit Facility Agreement, dated as of March 2, 2004, as amended by Amendment No. 1 to Master Credit Facility Agreement dated as of November 17, 2005, by and between Mid-America Apartments, L.P., a Tennessee limited partnership, Mid-America Apartment Communities, Inc., a Tennessee corporation and Mid-America Apartments of Texas, L.P., a Texas limited partnership (collectively, “Borrower”) and Lender (as amended from time to time, the “Master Agreement”)

Ladies and Gentlemen:

This constitutes an Expansion Request pursuant to the terms of the above-referenced Master Agreement.

Section 1.        Request. Borrower hereby requests an increase in the maximum credit commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

(a)        Amount of Increase. The amount of the increase in the maximum credit commitment is as follows:

NAME	INCREASE	RESULTING AMOUNT OF COMMITMENT
MAXIMUM CREDIT COMMITMENT:

[Note: Section 3.04(a) of the Master Agreement limits the maximum amount of increase in the DMBS Loan Commitment to the amount which, when added to the “Commitment” of Fannie Mae under the Master Reimbursement Agreement, shall not exceed $100,000,000 and the increase in the DMBS Loan Commitment must be in the minimum amount of $1,000,000.]

(b)        Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 4.08 of the Master Agreement will be delivered on or before the Closing Date.

(c)        The Loan Fee shall be __________ for Loans made from the increase in the Commitment

Section 2.        Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

[Remainder of page intentionally left blank.]

Sincerely,

MID-AMERICA APARTMENTS, L.P.

a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

By: _______________________________

Al Campbell

Senior Vice President and Treasurer